Exhibit 99.1

P R E S S
BARNWELL INDUSTRIES, INC.	R E L E A S E 1100 Alakea Street, Suite 2900 Honolulu, Hawaii 96813 Telephone (808) 531-8400 Fax (808) 531-7181 Website: www.brninc.com

CONTACT:                       Alexander C. Kinzler
President and Chief Operating Officer

Russell M. Gifford
Executive Vice President and Chief Financial Officer

Tel:  (808) 531-8400

BARNWELL INDUSTRIES, INC. REPORTS RESULTS
FOR THE FIRST QUARTER ENDED DECEMBER 31, 2012

HONOLULU, HAWAII, February 8, 2013 -- Barnwell Industries, Inc. (NYSE MKT: BRN) today reported a net loss of $2,746,000 ($0.33 per share) for the three months ended December 31, 2012, as compared to a net loss of $282,000 ($0.03 per share) for the three months ended December 31, 2011.

Mr. Morton H. Kinzler, Chairman and Chief Executive Officer of Barnwell, commented, “The loss for the three months ended December 31, 2012 included a $2,327,000 non-cash reduction of the carrying value of our oil and natural gas properties.  There was no such write-down in the prior year period.  This reduction in carrying value had no effect on the Company’s liquidity or compliance with our credit agreements.  Operating results also decreased due to declines in natural gas, oil and natural gas liquids prices of 12%, 15% and 23%, respectively, and declines in net natural gas and oil production of 14% and 21%, respectively.  Due to these declines in product prices the Company has decreased its investments in natural gas properties significantly, focusing on oil properties.

“The Company invested $1,865,000 in oil and gas exploration and development during the quarter ended December 31, 2012 participating in the drilling of four gross (1.1 net) wells, all oil wells and all of which appear successful.  Additionally, at December 31, 2012, the Company had $10,000,000 in cash and cash equivalents, $3,700,000 in working capital and $7,600,000 in available credit.

“Also, we are pleased to report Kaupulehu Development’s receipt of $300,000, to be recorded in our fiscal second quarter, from this month’s sale of the first lot within Phase II of Increment I.”

The information contained in this press release contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  A forward-looking statement is one which is based on current expectations of future events or conditions and does not relate to historical or current facts.  These statements include various estimates, forecasts, projections of Barnwell’s future performance, statements of Barnwell’s plans and objectives, and other similar statements.  Forward-looking statements include phrases such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” “assumes,” “projects,” “may,” “will,” “will be,” “should,” or similar expressions.  Although Barnwell believes that its current expectations are based on reasonable assumptions, it cannot assure that the expectations contained in such forward-looking statements will be achieved.  Forward-looking statements involve risks, uncertainties and assumptions which could cause actual results to differ materially from those contained in such statements.  The risks, uncertainties and other factors that might cause actual results to differ materially from Barnwell’s expectations are set forth in the “Forward-Looking Statements,” “Risk Factors” and other sections of Barnwell’s annual report on Form 10-K for the last fiscal year and Barnwell’s other filings with the Securities and Exchange Commission.  Investors should not place undue reliance on the forward-looking statements contained in this press release, as they speak only as of the date of this press release, and Barnwell expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein.

COMPARATIVE OPERATING RESULTS
(Unaudited)
	Quarter ended December 31,
	2012	2011

Revenues	$6,551,000	$8,502,000

Net loss attributable to Barnwell Industries, Inc.	$(2,746,000)	$(282,000)

Net loss per share – basic and diluted	$(0.33)	$(0.03)

Weighted-average shares and equivalent shares outstanding:

Basic and diluted	8,277,160	8,277,160